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                                                                    EXHIBIT 10.5

                           RECONCILIATION AGREEMENT

     This Reconciliation Agreement made and entered into as of the 14th day of August, 1996 by and between Seal Fleet, Inc., a Nevada corporation ("Seal Fleet"), Three R Trusts ("Three R Trusts"), Ross Seal Partners, Ltd., Bengal Seal Partners, Ltd., Indian Seal Partners, Ltd., Baffin Seal Partners, Ltd., Baltic Seal Partners, Ltd., each a Texas limited partnership (collectively the "Partnerships").

     Whereas, Seal Fleet, the Partnerships and Three R Trusts have entered into Asset Purchase Agreements (the "Asset Purchase Agreements") with Hvide Marine Incorporated of even date herewith;

     Whereas Seal Fleet and/or its wholly owned subsidiaries serve as vessel manager of certain vessels (the "Trust Vessels") owned by the Partnerships on behalf of the Three R Trusts;

     Whereas Seal Fleet, the Partnerships and Three R Trusts desire to provide for reconciliation of certain intercompany accounts relating to the operation of the Trust Vessels.

     Now, therefore, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties agree as follows:

     1.   Reconciliation of Accounts.
          --------------------------

          (a) On the closing date of the Asset Purchase Agreements (the "Closing Date"), Seal Fleet, the Partnership and Three R Trusts shall reconcile their intercompany accounts by payment of an amount based upon: (i) the amount Seal Fleet has billed customers for services rendered by the Trust Vessels, and has either not collected or has collected and has not been applied to Trust Vessel expenses or disbursed to the Partnerships or Three R Trusts, and (ii) the amount of expenses of the Trust Vessels (including Seal Fleet's management fees) paid out by Seal Fleet (carried on Seal Fleet's books as Notes and Accounts
Receivable: Related Party) that has not been reimbursed by the Partnerships or Three R Trusts. If (i) is greater than (ii), Seal Fleet shall pay the Partnership or Three R Trusts the difference on the Closing Date. If (i) is less than (ii), the Partnerships or Three R Trusts shall pay Seal Fleet the difference on the Closing Date.

          (b) On the day 60 days following the Closing Date (the "Final Reconciliation Date"), Seal Fleet, the Partnerships and Three R Trusts shall reconcile their intercompany accounts by payment of an amount based upon: (i) the amount Seal Fleet has collected during the period from the Closing Date to the Final Reconciliation Date from customers for services rendered by the Trust Vessels prior to the Closing Date but were not billed as of the Closing Date;
(ii) the amount of expenses of the Trust Vessels (including Seal Fleet's management fees) paid out by Seal Fleet during the period from the Closing Date to the Final Reconciliation Date; and (iii) the amount that Seal Fleet had billed customers as of the Closing Date for services rendered by the Trust Vessels that remains uncollected as of the Final Reconciliation Date. If (i) is greater than (ii) plus (iii), Seal Fleet shall pay the Partnerships or Three R Trusts the
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difference on the Final Reconciliation Date. If (ii) plus (iii) is greater than
(i), the Partnerships or Three R Trusts shall pay Seal Fleet the difference on the Final Reconciliation Date.

          (c) On the Final Reconciliation Date, Seal Fleet shall assign to the Partnerships or Three R Trusts any accounts receivable from customers for services rendered by the Trust Vessels prior to the Closing Date and uncollected by the Final Reconciliation Date. Following the Final Reconciliation Date, the Partnerships or Three R Trusts shall be solely responsible for collection and payment of accounts relating to the operation of the Trust Vessels, and there shall be no further payments between Seal Fleet and Three R Trusts and/or the Partnerships relating to such accounts; provided, however, that Seal Fleet shall cooperate with the Partnerships and Three R Trusts in connection with the collection and payment of such accounts.

     2.   Collections.  Prior to the Final Reconciliation Date, Seal Fleet shall
          -----------
use its reasonable efforts to collect accounts receivable resulting from services rendered by the Trust Vessels.

     3.   Notices.  All notices that may be given under any provision of this
          -------
Agreement shall be deemed to have been given, and duly given, when:

          (a) Served by: (i) facsimile or telex to be confirmed by certified, first class mail, (ii) personal delivery, (iii) mailed by certified, first class mail, return receipt requested, postage prepaid, or (iv) forwarded by Federal Express, Airborne Express, United Parcel Service or other established and reputable courier service; and

          (b) Properly addressed to Seal Fleet, Three R Trusts, or the Partnerships, as the case may be, as follows:

              (i)   In case of notice to Seal Fleet:
                    c/o Seal Fleet, Inc.
                    3305 Avenue S
                    Galveston, Texas 77550
                    Attn: John Bissell
                    Fax: (409) 763-8892

               (ii) In case of notice to Three R Trusts:
                    Three R Trusts
                    c/o Irwin M. Herz, Jr., Trustee
                    Greer, Herz & Adams, L.L.P.
                    One Moody Plaza, 18th Floor
                    Galveston, Texas 77550


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              (iii) In the case of notice to the Partnership:
                    Three R Markets, Inc.
                    702 Moody National Bank Building
                    2302 Postoffice
                    Galveston, Texas 77550

     4.   Severability.  If any provision of this Agreement is held to be
          ------------
invalid or unenforceable, in any respect, such invalidity or unenforceability shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement, but, to the contrary, this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     5.   Modification; Amendment.  This Agreement may only be modified or
          -----------------------
amended only in writing by an instrument executed by each party hereto.

     6.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all which together shall constitute but one in the same instrument.

     7.   Assignment; Survival.  This Agreement may not be assigned by either
          --------------------
party except upon the prior written consent of the other party.

     8.   Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Texas and, when applicable, the general maritime law of the United States.

     9.   Incorporation; Entire Agreement.  This Agreement constitutes the
          -------------------------------
entire understanding of the parties and supersedes any and all other understandings or agreements, written or oral, with respect to the subject matter hereof.

     10.  No Third-Party Beneficiaries.  This Agreement is for the sole benefit
          ----------------------------
of the parties hereto and their permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

     11.  Non-Liability.  The trustee of the Three R Trusts shall not be charged
          -------------
personally or held individually contractually liable under any term or provision of this Agreement, or of any supplement, modification or amendment to this Agreement.


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     In Witness Whereof, the parties have executed this Agreement on the date first hereinabove written.

                              Seal Fleet, Inc.:



                              By:   /s/ John W. Bissell
                                  --------------------------------
                                        John W. Bissell
                                        President


                              Three R Trusts:


                              By:   /s/ Irwin M. Herz, Jr.
                                  --------------------------------
                                        Irwin M. Herz, Jr.
                                        Trustee

                              Ross Seal Partners, Ltd.:


                              By:   /s/ Drew Hollinger
                                  --------------------------------

                                        General Partner

                              Bengal Seal Partners, Ltd.:


                              By:   /s/ Drew Hollinger
                                  --------------------------------

                                        General Partner

                              Indian Seal Partners, Ltd.:


                              By:   /s/ Drew Hollinger
                                  --------------------------------

                                        General Partner

                              Baffin Seal Partners, Ltd.:


                              By:   /s/ Drew Hollinger
                                  --------------------------------

                                        General Partner


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                              Baltic Seal Partners, Ltd.:


                              By:   /s/ Drew Hollinger
                                  --------------------------------

                                        General Partner

                              Three R Trusts:


                              By:
                                  --------------------------------
                                        Irwin M. Herz, Jr.
                                        Trustee

                              Ross Seal Partners, Ltd.:

                              By: Three R Markets, Inc.
                                  General Partner


                              By:   /s/ Drew Hollinger
                                  --------------------------------
                                        Drew Hollinger,
                                        President

                              Bengal Seal Partners, Ltd.:

                              By: Three R Markets, Inc.
                                  General Partner


                              By:   /s/ Drew Hollinger
                                  --------------------------------
                                        Drew Hollinger,
                                        President

                              Indian Seal Partners, Ltd.:

                              By: Three R Markets, Inc.
                                  General Partner


                              By:   /s/ Drew Hollinger
                                  --------------------------------
                                        Drew Hollinger,
                                        President


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                              Baffin Seal Partners, Ltd.:

                              By: Three R Markets, Inc.
                                  General Partner


                              By:   /s/ Drew Hollinger
                                  --------------------------------
                                        Drew Hollinger,
                                        President

                              Baltic Seal Partners, Ltd.:

                              By: Three R Markets, Inc.
                                  General Partner


                              By:   /s/ Drew Hollinger
                                  --------------------------------
                                        Drew Hollinger,
                                        President


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